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                                                                 (SELIGMAN LOGO)

                         SUPPLEMENT DATED JUNE 29, 2009

                       TO THE PROSPECTUS DATED MAY 1, 2009

               FOR SELIGMAN VALUE FUND SERIES, INC. (THE "SERIES")

              ON BEHALF OF EACH OF SELIGMAN SMALLER-CAP VALUE FUND

Effective on or about August 10, 2009, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until September 11, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses excluding fees and expenses of acquired funds will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 1.68% for Class R2 and 0.93% for Class R5.

The following Examples table under the Fees and Expenses section is supplemented as follows:

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A(a)                                                      $703      $1,052     $1,425     $2,472
Class B                                                         $713(b)   $1,039(b)  $1,491(b)  $2,613(c)
Class C                                                         $312(b)   $  738     $1,291     $2,800
Class R2                                                        $171      $  586     $1,028     $2,258
Class R5                                                        $ 95      $  355     $  635     $1,436


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A(a)                                                      $703      $1,052     $1,425     $2,472
Class B                                                         $213      $  739     $1,291     $2,613(b)
Class C                                                         $212      $  738     $1,291     $2,800
Class R2                                                        $171      $  586     $1,028     $2,258
Class R5                                                        $ 95      $  355     $  635     $1,436


(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.


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SL-9911-1 A (6/09)